UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2026

XCEL BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37527	76-0307819
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 Seventh Avenue, 11th Floor, New York, New York		10018
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (347) 727-2474

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	XELB	Nasdaq Capital Market

Item 1.01	Entry into a Material Definitive Agreement
Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On March 20, 2026, Xcel Brands, Inc. (“Xcel”) entered into the Sixth Amendment to Loan and Security Agreement (the “Amendment”), by and among Xcel, the other Credit Parties party thereto, each Lender party thereto under the Loan and Security Agreement dated as of December 12, 2024, and FEAC Agent, LLC, a Delaware limited liability company, as administrative agent and collateral agent for the Lenders (in such capacities, together with its successors and assigns in such capacities, the “Administrative Agent”). Pursuant to the Amendment, (i) Xcel irrevocably authorized the Administrative Agent to transfer up to $500,000 (the “Sixth Amendment Cash Collateral”) from the Blocked Account (as defined in the Loan and Security Agreement) to an account maintained by the Administrative Agent to be held by the Administrative Agent as cash collateral securing the Obligations (as defined in the Loan and Security Agreement); (ii) Xcel irrevocably authorized the Administrative Agent to: (a) apply all or any portion of the Sixth Amendment Cash Collateral to repay the Term Loan A, or (b) return all or any portion of the Sixth Amendment Cash Collateral to Xcel, in each case in the Lenders’ sole discretion; (iii) the liquid asset covenant requirement was reduced to: (a) at all times prior to the repayment in full of the First Out Obligations (as defined in the Loan and Security Agreement), $500,000 minus that amount of Sixth Amendment Cash Collateral used to repay Term Loan A, and (b) at all times after the repayment in full of the First Out Obligations, $0; and (iv) the transaction closing date was extended to March 24, 2026.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.

10.1	Sixth Amendment to Loan and Security Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XCEL BRANDS, INC.
(Registrant)

By:	/s/ James F. Haran
	Name:	James F. Haran
	Title:	Chief Financial Officer

Date: March 24, 2026

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